EXHIBIT 10.29

Execution Version
SEVENTH LOAN DOCUMENTS MODIFICATION AGREEMENT
THIS SEVENTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 23rd day of October, 2014, by and among PRGX GLOBAL, INC., a Georgia corporation formerly known as PRG-Schultz International, Inc. (“PRGX”), PRGX USA, INC., a Georgia corporation formerly known as PRG-Schultz USA, Inc. (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed on Schedule A hereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.
BACKGROUND STATEMENT
WHEREAS, Borrowers have entered into that certain Revolving Credit and Term Loan Agreement, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and
WHEREAS, Guarantors and Administrative Agent have entered into that certain Subsidiary Guaranty Agreement, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Subsidiary Guaranty Agreement”); and
WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement and the Subsidiary Guaranty Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and
WHEREAS, pursuant to Section 7.4(h) of the Credit Agreement, PRGX is permitted to redeem, purchase or repurchase its common stock pursuant to open-market purchases, privately negotiated transactions or otherwise in an amount not to exceed $20,000,000 in the aggregate in any Fiscal Year;
WHEREAS, PRGX has requested that Administrative Agent, the Issuing Bank and the Lenders modify the Credit Agreement to provide for an additional $7,500,000 basket for such stock redemptions, purchases or repurchases during the fourth (4th) Fiscal Quarter of Fiscal Year 2014;
WHEREAS, Administrative Agent, the Issuing Bank and the Lenders have agreed to so modify the Credit Agreement, as more specifically set forth herein, provided, however, that Borrowers and Guarantors fully comply with the provisions of this Amendment; and
WHEREAS, Guarantors are willing to reaffirm the covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:

1.Conditions Precedent. Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until: (i) Administrative Agent shall have received payment of an amendment fee in the amount of $7,500.00, (ii) reimbursement or payment of all its reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent), and (iii) fully executed counterparts to this Amendment from the Loan Parties.

2.Modification of Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, by deleting Section 7.4(h) in its entirety and replacing it with the following:

“(h)    To the extent permitted by Section 7.5(iii), PRGX’s redemption, purchase or repurchase of its common stock pursuant to open-market purchases, privately negotiated transactions or otherwise, provided, however, that such redemptions, purchases and repurchases do not exceed $20,000,000 in the aggregate in any Fiscal Year, provided further, however, that PRGX shall be permitted to make additional redemptions, purchases and repurchases of its common stock pursuant to open-market purchases, privately negotiated transactions or otherwise (over and above such annual $20,000,000 limit) in an aggregate amount not exceed $7,500,000 during the fourth (4th) Fiscal Quarter of Fiscal Year 2014.”
3.Ratification and Reaffirmation. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. As of the date hereof, Borrowers hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date.

4.Reaffirmation of Guaranty. Guarantors hereby ratify, confirm, reaffirm and covenant that the Subsidiary Guaranty Agreement which they have executed is validly existing and binding against each of them under the terms of such Subsidiary Guaranty Agreement. Guarantors hereby reaffirm and restate, as of the date hereof, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, and specifically reaffirm that each of their obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement as amended hereby.

5.No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.

6.For purposes of this Paragraph 6, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney‑in‑fact, attorney‑at‑law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents and agrees: that, as of the date hereof,

Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not , as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 6, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.

7.Authority. Each Borrower and Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of each Borrower and Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the organizational documents of any Borrower or Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of any Borrower or Guarantor pursuant to, any law, regulation, instrument or agreement to which any Borrower or Guarantor is a party or by which any Borrower or any Guarantor or any of their respective properties may be subject, bound or affected.

8.No Waiver or Implication. Borrowers and Guarantors hereby agree that nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent and Lenders have made no agreement, and are in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.

9.No Release of Collateral. Borrowers and Guarantors further acknowledge and agree that this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans, and that all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.

10.Strict Compliance. Except as expressly modified hereby, Borrowers and Guarantors are hereby notified that Administrative Agent, the Issuing Bank and the Lenders demand that Borrowers and Guarantors strictly comply with the terms of this Amendment, the Credit Agreement and the other Loan Documents, in each case, as amended hereby. This notice evidences the intent of Administrative Agent, the Issuing Bank and the Lenders to rely on the exact terms of this Amendment and the Credit Agreement and the other Loan Documents, in each case, as amended hereby.

11.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.

12.Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

13.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

(Signatures on following page)

IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed by the parties hereto as of the day and year first above written.
PRGX GLOBAL, INC., a Georgia corporation, formerly known as PRG-Schultz International, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation, formerly known as PRG-Schultz USA, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGDS, LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	CFO

PRGFS, INC., a Delaware corporation

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRG INTERNATIONAL, INC., a Georgia corporation

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	CFO

PRGX ASIA, INC., a Georgia corporation, formerly known as The Profit Recovery Group Asia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX AUSTRALIA, Inc., a Georgia corporation, formerly known as PRG-Schultz Australia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRGX BELGIUM, INC., a Georgia corporation, formerly known as PRG-Schultz Belgium, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Brasil, LLC

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	CFO

PRGX CANADA, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Canada, LLC

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	CFO

PRGX EUROPE, INC., a Georgia corporation, formerly known as PRG-Schultz Europe, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRGX FRANCE, INC., a Georgia corporation, formerly known as PRG-Schultz France, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation, formerly known as The Profit Recovery Group Germany, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation, formerly known as The Profit Recovery Group Mexico, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRGX NETHERLANDS, INC., a Georgia corporation, formerly known as The Profit Recovery Group Netherlands, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX NEW ZEALAND, INC., a Georgia corporation, formerly known as The Profit Recovery Group New Zealand, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation, formerly known as PRG-Schultz Portugal, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRGX SCANDINAVIA, INC., a Georgia corporation, formerly known as PRG-Schultz Scandinavia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation, formerly known as The Profit Recovery Group Spain, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX SWITZERLAND, INC., a Georgia corporation, formerly known as PRG-Schultz Switzerland, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation, formerly known as HS&A Acquisition - UK, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	CFO

[CORPORATE SEAL]

(Signatures continue on following page)

PRGX COMMERCIAL LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	CFO

(Signatures continue on following page)

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By:	/s/ Mark Clegg
Name:	Mark Clegg
Title:	VP Commercial Portfolio Manager

(End of signatures)